UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 5, 2023

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 NE Moore Court
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 268-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LSCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 5, 2023, the Board of Directors (the “Board”) of Lattice Semiconductor Corporation. (the “Company”) approved a revised form of indemnification agreement (the “Indemnification Agreement”) to be entered into between the Company and each of its directors and officers. The new form Indemnification Agreement supersedes the Company’s previous form of indemnification agreement.

The Indemnification Agreement provides, among other things, that the Company will indemnify the director or officer (the “Indemnitee”) to the fullest extent permitted by law against all expenses and, in the case of proceedings other than those brought by or in the right of the Company, judgments, fines and amounts paid in settlement actually and reasonably incurred by or on the Indemnitee’s behalf, in each case, in connection with proceedings in which the Indemnitee is involved by reason of any action taken or failure to act while serving as a director or officer of the Company, or of another enterprise at the request of the Company, provided that the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. The Company will also indemnify the Indemnitee to the fullest extent permitted by law against all expenses actually and reasonably incurred by or on the Indemnitee’s behalf in connection with any such proceeding or defense, in whole or in part, to which the Indemnitee is a party or participant and in which the Indemnitee is successful.

In addition, and subject to certain limitations, the Indemnification Agreement provides for the advancement of expenses incurred by the Indemnitee in connection with any proceeding not initiated by the Indemnitee (subject to limited exceptions), and the reimbursement to the Company of the amounts advanced (without interest) to the extent that it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Company.

The Indemnification Agreement does not exclude any other rights to indemnification or advancement of expenses to which the Indemnitee may be entitled, including any rights arising under applicable law, the Company’s Certificate of Incorporation or Bylaws, a vote of stockholders or a resolution of directors or otherwise.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s 2023 Equity Inventive Plan (the “2023 EIP”). The Board had previously approved the 2023 EIP subject to stockholder approval.

A description of the material terms and conditions of the 2023 EIP is contained in “Proposal Five: Approval Of The 2023 Equity Incentive Plan And The Number Of Shares For Issuance Under The 2023 Equity Incentive Plan” of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2023, as supplemented and amended by the Company’s revised definitive proxy statement for the Annual Meeting filed with the SEC on April 18, 2023. That description, as amended, is incorporated into this Item 5.02 by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 EIP attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference. A form of Restricted Stock Unit Award Agreement and a form of Performance Restricted Stock Unit Award Agreement approved by the Board for use with the 2023 EIP are appended to the 2023 EIP filed herewith.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on May 5, 2023, stockholders representing 129,574,149 shares, or 94.16% of the outstanding shares of common stock of the Company as of the March 10, 2023, the record date for the Annual Meeting, were present in person or by proxy. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows.

Proposal 1: Election of Directors

Our Board is currently comprised of eight members. Each of the eight nominees for director was elected for a term of one year, and the voting results are set forth below:

Nominee	For	Withheld	Broker Non-Votes
James R. Anderson	123,626,153	717,848	5,230,148
Robin A. Abrams	115,981,750	8,362,251	5,230,148
Douglas Bettinger	123,941,042	402,959	5,230,148
Mark E. Jensen	123,581,753	762,248	5,230,148
James P. Lederer	122,824,669	1,519,332	5,230,148
D. Jeffrey Richardson	117,877,204	6,466,797	5,230,148
Elizabeth Schwarting	123,947,901	396,100	5,230,148
Raejeanne Skillern	123,357,786	986,215	5,230,148

Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2023

The appointment of Ernst & Young was ratified, and the voting results are set forth below:

For	Against	Abstain
129,220,674	98,772	254,703

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

The advisory vote to approve the executive compensation of the Company’s named executive officers was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
119,878,723	4,194,736	270,542	5,230,148

Proposal 4: Advisory Vote to Approve the Frequency of Future Advisory Votes on Named Executive Officer Compensation

The 1 Year frequency for the advisory vote on the frequency of future advisory votes on executive compensation was approved, and the voting results are set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
122,217,084	24,560	1,849,392	252,965	5,230,148

Based on these results and the recommendation of the Board in the proxy statement for the Annual Meeting, the Company will conduct an advisory vote on the compensation of its named executive officers once every year until such time as the next advisory vote on the preferred frequency of advisory votes on executive compensation is submitted to stockholders.

Proposal 5: Vote to approve the Company’s 2023 Equity Inventive Plan and the number of shares reserved for issuance under the 2023 Equity Incentive Plan

The vote to approve the Company’s 2023 Equity Inventive Plan and the number of shares reserved for issuance under the 2023 Equity Incentive Plan was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
115,469,346	8,839,397	35,258	5,230,148

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
10.1	Lattice Semiconductor Corporation Form of Indemnification Agreement
10.2	Lattice Semiconductor Corporation 2023 Equity Incentive Plan and related form agreements.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

		By:	/s/ Tracy Feanny
Date:	May 8, 2023		Tracy Feanny Corporate Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lattice Semiconductor Corporation Form of Indemnification Agreement
10.2	Lattice Semiconductor Corporation 2023 Equity Incentive Plan and related form agreements.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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